                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 9, 2000
-------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Missouri                        1-11393                    43-1494323
---------------             ---------------------         ---------------------
 (State of                  (Commission File No.)            (IRS Employer
 Incorporation)                                            Identification No.)


                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Effective February 9, 2000, the Company sold its operating locations in Indiana, Michigan and Ohio to Star Gas Propane, L.P. , a Delaware limited partnership. The purchase price was $23.5 million plus the value of working capital items.

Effective March 31, 2000, the Company sold nine of its operating locations in North Carolina through a combination asset/stock transaction to EnergyUnited Propane, LLC, a North Caroline limited liability company. The purchase price was $19.9 million plus the value of working capital items.

Item 7.  Financial Statements and Exhibits.

        (2) Pro Forma Financial Information

The pro forma condensed consolidated statements of operations for the year ended June 30, 1999 and for the six months ended December 31, 1999, give effect to the dispositions and the related transactions as if they had occurred on the first day of the respective periods. The pro forma condensed consolidated balance sheet as of December 31, 1999 has been prepared as if the dispositions had occurred on that date. The pro forma financial information does not purport to present the financial position or results of operations of the Company had the dispositions actually been completed as of the dates indicated. In addition, the pro forma financial information is not necessarily indicative of future results of operations.


                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                             (Dollars in Thousands)

                                                       Historical
                                                -----------------------
                                                             Divested
                                                              Retail
                                                              Service        Pro Forma
                                                 Company      Centers       Adjustments   Pro Forma
                                                 -------      --------      -----------   ---------
Assets
------

Current Assets
     Cash                                       $  1,001      $    182      $ 43,428 (A)   $ 44,247
     Trade receivables - Net                       9,509         1,745          --            7,764
     Inventories                                   6,486         1,148          --            5,338
     Prepaid Expense                               1,119            46          --            1,073
     Refundable Income Taxes                       3,791            35        (3,756)(B)         --
     Deferred Income Taxes                           300          --           1,883 (B)      2,183
                                                --------      --------       --------      --------

         Total Current Assets                     22,206         3,156        41,555         60,605
                                                --------      --------       --------      --------

Property and Equipment                           112,356        28,335          --           84,021
     Less Accumulated Depreciation                41,696         9,031          --           32,665
                                                --------      --------       --------      --------

         Total Property and Equipment             70,660        19,304          --           51,356
                                                --------      --------       --------      --------

Other Assets
     Debt Acquisition Costs - Net                  3,198          --            --            3,198
     Excess of Cost Over Fair Value of Net
         Assets Acquired - Net                     9,168         1,084          --            8,084
     Other                                         2,120          --            --            2,120
                                                --------      --------       --------      --------

         Total Other Assets                       14,486         1,084          --           13,402
                                                --------      --------       --------      --------

Total Assets                                    $107,352      $ 23,544      $ 41,555       $125,363
                                                ========      ========       ========      ========

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                             (Dollars in Thousands)

                                                          Historical
                                                   -------------------------
                                                                   Divested
                                                                    Retail
                                                                    Service        Pro Forma
                                                    Company         Centers       Adjustments     Pro Forma
                                                    -------        ---------      -----------     ---------
Liabilities and Stockholders'
      Equity (Deficit)
-----------------------------

Current Liabilities
     Current Maturities of Long-Term Debt
                                                     $   2,250       $      --       $      --      $   2,250
     Accounts Payable and Accrued Expenses              26,972           2,503           4,764(B)      29,233
                                                     ---------       ---------       ---------      ---------

         Total Current Liabilities                      29,222           2,503           4,764         31,483

Long-Term Debt                                         147,866             944              --        146,922
Deferred Income Taxes                                      776              --            (776)(B)         --
Accrued Self-Insurance Liability                           340              --              --            340
                                                     ---------       ---------       ---------       --------

         Total Liabilities                             178,204           3,447           3,988        178,745
                                                     ---------       ---------       ---------       --------

Stockholders' Equity (Deficit)
     Common; $.001 Par Value; Authorized
         20,000,000 Shares, Issued - 14,291,020
         Shares                                             14              --              --             14
     Common Stock Purchase Warrants                      1,227              --              --          1,227
     Additional Paid-In Capital                         27,119              --              --         27,119
     Retained Earnings (Deficit)                       (11,298)         20,097          43,428 (A)
                                                                                        (5,861)(B)      6,172
                                                     ---------       ---------       ---------       --------

                                                        17,062          20,097          37,567         34,532
Treasury Stock at Cost -
      12,704,105 Shares                                (87,914)             --              --        (87,914)
                                                     ---------       ---------       ---------       --------

Total Stockholders' Equity (Deficit)                   (70,852)         20,097          37,567        (53,382)
                                                     ---------       ---------       ---------       --------

     Total Liabilities and Stockholders' Equity
         (Deficit)                                   $ 107,352       $  23,544       $  41,555       $125,363
                                                     =========       =========       =========       ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1999
                (Dollars in Thousands, Except Per Share Amounts)

                                                        Historical
                                               ------------------------------
                                                                   Divested
                                                                    Retail
                                                                    Service          Pro Forma
                                                Company             Centers          Adjustments           Pro Forma
                                                -------             ---------        -----------           ---------
Operating Revenue                               $ 39,531            $  8,833           $    --              $ 30,698
Cost of Product Sold                              20,390               4,676                --                15,714
                                                --------            --------           -------              --------
     Gross Profit                                 19,141               4,157                --                14,984
                                                --------            --------           -------              --------
Operating Costs and Expenses
     Provision for Doubtful Accounts                  89                  (3)               --                    92
     General and Administrative                   15,947               2,762              (175)(C)            13,010
     Depreciation and Amortization                 4,933                 913                --                 4,020
     Gain on Sale of Assets                         (305)                 (2)               -- (C)              (303)
                                                --------            --------           -------              --------
                                                  20,664               3,670              (175)              (16,819)
                                                --------            --------           -------              --------
Operating Income (Loss)                           (1,523)                487               175                (1,835)
                                                --------            --------           -------              --------
Other Expense
     Interest Expense, Net                         9,183                  47                --                 9,136
      Amortization of Debt
            Discount and Expense                     704                  --                --                   704
                                                --------            --------           -------              --------
                                                   9,887                  47                --                 9,840
                                                --------            --------           -------              --------
Income (Loss) Before Income Taxes
     and Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions                         (11,410)                440               175               (11,675)

Credit for Income Taxes                           (3,867)                 --                --                (3,867)
                                                --------            --------           -------              --------
Income (Loss) Before
     Nonrecurring Charges (Credits)
     Directly Attributable to the
     Transactions                                $(7,543)               $440              $175               $(7,808)
                                                ========            ========           =======              ========
Basic and Diluted Income (Loss) Per Common
     Share (1,586,915 Shares)                     $(4.75)               $.28            $11.12                 $6.09
                                                ========            ========           =======              ========
Basic and Diluted Income (Loss)
     Before Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions Per Common
     Share (1,586,915 Shares)                     $(4.75)               $.28              $.11                $(4.92)
                                                --------            --------           -------              --------

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    ALL STAR GAS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999
                (Dollars in Thousands, Except Per Share Amounts)


                                                       Historical
                                              ------------------------------
                                                                   Divested
                                                                   Retail
                                                                   Service           Pro Forma
                                               Company             Centers          Adjustments              Pro Forma
                                               -------             -------          -----------              ---------
Operating Revenue                             $  79,537            $18,681            $     --                $ 60,856
Cost of Product Sold                             36,583              9,024                  --                  27,559
                                              ---------            -------            --------                --------

     Gross Profit                                42,954              9,657                  --                  33,297
                                              ---------            -------            --------                --------

Operating Costs and Expenses
     Provision for Doubtful Accounts                227                 72                  --                     155
     General and Administrative                  29,264              5,816                (300)(C)              23,148
     Depreciation and Amortization                9,359              1,934                  --                   7,425
     Gain on Sale of Assets                        (547)                (9)                 -- (C)                (538)
                                              ---------            -------            --------                --------

                                                 38,303              7,813                (300)                 30,190
                                              ---------            -------            --------                --------

Operating Income                                  4,651              1,844                 300                   3,107
                                              ---------            -------            --------                --------

Other Expense
     Interest Expense, Net                       11,713                 85                  --                  11,628
      Amortization of Debt                                                                  --
            Discount and Expense                  7,762                 --                  --                   7,762
                                              ---------            -------            --------                --------

                                                 19,475                 85                  --                  19,390
                                              ---------            -------            --------                --------
Income (Loss) Before Income Taxes
     and Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions                        (14,824)             1,759                 300                 (16,283)

Credit for Income Taxes                          (5,197)                --                  --                  (5,197)
                                              ---------            -------            --------                --------
Income (Loss) Before
     Nonrecurring Charges (Credits)
     Directly Attributable to the
     Transactions                             $  (9,627)           $ 1,759            $    300                $(11,086)
                                              =========            =======            ========                ========

Basic and Diluted Income (Loss) Per Common
     Share (1,564,050 Shares)                 $   (6.16)           $  1.12            $   8.56                $   1.28
                                              =========            =======            ========                ========

Basic and Diluted Income (Loss)
     Before Nonrecurring Charges
     (Credits) Directly Attributable
     to the Transactions Per Common
     Share (1,564,050 Shares)                 $   (6.16)           $  1.12            $    .19                $  (7.09)
                                              ---------            -------            --------                --------

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA FINANCIAL INFORMATION

(A) Reflects the proceeds received on the dispositions of Michigan, Indiana, Ohio and various North Carolina retail service centers, including amounts received for accounts receivable and inventories less selling expenses and payoff of related mortgages.

(B) Reflects the provision for income taxes, income tax liability and deferred tax adjustments for the above dispositions at federal and state statutory rates.

(C) Reflects the direct general and administrative expense at the home office level attributable to the disposed service centers.

(D) The effects of the dispositions for the six months ended December 31, 1999 would result in a $23.3 million gain on sale and a provision for income taxes of $5.9 million. The effects of the dispositions for the year ended June 30, 1999 would result in a $22.1 million gain on sale and a provision for income taxes of $9.0 million. These adjustments have not been included in the above pro forma condensed consolidated statements of operations.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2000

                                           ALL STAR GAS CORPORATION


                                           By: /s/ Valeria Schall
                                              --------------------------------
                                              Name:  Valeria Schall
                                              Title: Executive Vice President